Tengasco, Inc.
10215 Technology Park, Suite 301
Knoxville, TN 37932-4307
865.675.1554
865.675.1621 (facsimile)

July 22, 2005

Mr.     H. Roger Schwall, Assistant Director, Division of Corporation Finance U.S. Securities and Exchange Commission VIA EDGAR FILING

Re: Tengasco, Inc., Your File No. 1-15555

Form 10-K for Fiscal Year Ended December 31, 2004, Filed March 31, 2005 Form 10-Q for Fiscal Quarter Ended March 31, 2005, Filed May 11, 2005

        Following our telephone discussion with Mr. Gary Newberry regarding the first of the five numbered items contained in your letter to Mark Ruth, CFO of Tengasco, Inc. dated July 13, 2005 we respond as follows to your comment number 1.

Your comment No. 1:

Financial Statements- Net loss after the cumulative effect of changes in accounting principles should be positioned before deducting dividends on preferred stock necessary to arrive at net loss attributable to common stockholders. [Page F-6 of Form 10-K]

Our response: We will amend as set out in the page attached to this letter.

Tengasco, Inc. acknowledges that it is responsible for the adequacy and accuracy of the disclosure in the filing, that SEC staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and it may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We will await any further comment from you with regard to item No. 1, before filing the amended pages of the Form 10-K as indicated both in this response and our previous letter to items 1, 2, 3, and 4 to enhance the overall disclosure already provided therein.

Very truly yours,

Tengasco, Inc.

BY: s/Jeffrey R. Bailey JEFFREY R. BAILEY, President